Exhibit m(ii) under Form N-1A
                                            Exhibit 1 under Item 601/Reg.S-K






                                   EXHIBIT E
                                     to the
                               Distribution Plan

                  FEDERATED MUNICIPAL SECURITIES INCOME TRUST:

                 FEDERATED MUNICIPAL HIGH YIELD ADVANTAGE FUND

                                 CLASS A SHARES

         This Exhibit to the Distribution Plan is adopted by Federated Municipal Securities Income Trust with respect to the Class A Shares of the portfolio of the Trust set forth above.

         As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.25 of 1% of the average aggregate net asset value of the Class A Shares of the portfolio of the Trust set forth above held during the month.

         Witness the due execution hereof this 1st day of June, 2006.



                                     FEDERATED MUNICIPAL SECURITIES INCOME TRUST


                                     By:  /s/ J. Christopher Donahue
                                     Name:  J. Christopher Donahue
                                     Title:  President

                                   EXHIBIT F
                                     to the
                               Distribution Plan

                  FEDERATED MUNICIPAL SECURITIES INCOME TRUST:

                 FEDERATED MUNICIPAL HIGH YIELD ADVANTAGE FUND

                                 CLASS B SHARES

         This Exhibit to the Distribution Plan is adopted by Federated Municipal Securities Income Trust with respect to the Class B Shares of the portfolio of the Trust set forth above.

         As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.75 of 1% of the average aggregate net asset value of the Class B Shares of the portfolio of the Trust set forth above held during the month.

         Witness the due execution hereof this 1st day of June, 2006.



                                     FEDERATED MUNICIPAL SECURITIES INCOME TRUST
                                     By:  /s/ J. Christopher Donahue
                                     Name:  J. Christopher Donahue
                                     Title:  President

                                   EXHIBIT G
                                     to the
                               Distribution Plan

                  FEDERATED MUNICIPAL SECURITIES INCOME TRUST:

                 FEDERATED MUNICIPAL HIGH YIELD ADVANTAGE FUND

                                 CLASS C SHARES

         This Exhibit to the Distribution Plan is adopted by Federated Municipal Securities Income Trust with respect to the Class C Shares of the portfolio of the Trust set forth above.

         As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.75 of 1% of the average aggregate net asset value of the Class C Shares of the portfolio of the Trust set forth above held during the month.

         Witness the due execution hereof this 1st day of June, 2006.



                                     FEDERATED MUNICIPAL SECURITIES INCOME TRUST


                                     By:  /s/ J. Christopher Donahue
                                     Name:  J. Christopher Donahue
                                     Title:  President

                                   EXHIBIT H
                                     to the
                               Distribution Plan

                  FEDERATED MUNICIPAL SECURITIES INCOME TRUST:

                 FEDERATED MUNICIPAL HIGH YIELD ADVANTAGE FUND

                                 CLASS F SHARES

         This Exhibit to the Distribution Plan is adopted by Federated Municipal Securities Income Trust with respect to the Class F Shares of the portfolio of the Trust set forth above.

         As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.25 of 1% of the average aggregate net asset value of the Class F Shares of the portfolio of the Trust set forth above held during the month.

         Witness the due execution hereof this 1st day of June, 2006.



                                     FEDERATED MUNICIPAL SECURITIES INCOME TRUST


                                     By:  /s/ J. Christopher Donahue
                                     Name:  J. Christopher Donahue
                                     Title:  President